================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event Reported): March 15, 2007

                                   ----------

                             BLUE COAT SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                   ----------

          Delaware                  000-28139                  91-1715963
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)             File Number)          Identification Number)

                              420 North Mary Avenue
                           Sunnyvale, California 94085
                                 (408) 220-2200
             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C)under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01.  OTHER EVENTS.

On March 20, 2007, Blue Coat(R) Systems ("Blue Coat" or the "Company") announced that on March 15, 2007, it received a notice from the Nasdaq Stock Market, as expected, stating that Blue Coat is not in compliance with Nasdaq's Marketplace Rule 4310(c)(14) because Blue Coat has not timely filed its Report on Form 10-Q for the fiscal quarter ended January 31, 2007. Blue Coat previously announced that it has delayed the filing of its Form 10-K for the fiscal year ended April 30, 2006 and its Form 10-Q's for the fiscal quarters ended July 31, 2006 and October 31, 2006, which also rendered Blue Coat not in compliance with Rule 4310(c)(14), because a committee of independent directors has been conducting a review of Blue Coat's historical practices in granting stock options to members of senior management and employees and determined that the Company will restate its historical financial statements. The Company is working diligently to complete the restatement and file all of its delinquent filings.

On January 29, 2007, Blue Coat announced that the Nasdaq Stock Market had notified Blue Coat that the Nasdaq Stock Market will continue the listing of Blue Coat Common Stock pending a review by the Listing and Hearing Review Council of the Nasdaq Stock Market (the "Listing Council"). The Listing Council has called for review the earlier decision of the Nasdaq Listing Qualifications Panel (the "Panel") requiring Blue Coat to file all required restatements and delinquent periodic reports by January 29, 2007, and has stayed any suspension of trading of Blue Coat's securities pending further action by the Listing Council. Blue Coat may submit additional information to the Listing Council by March 30, 2007. The Listing Council will then review the Panel's decision on the written record. There can be no assurance that the Listing Council will determine that Blue Coat should remain listed on Nasdaq subsequent to March 30, 2007.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

   (d)  EXHIBITS.

        99.1 Press Release dated March 20, 2007, announcing notification from the Nasdaq Stock Market.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               BLUE COAT SYSTEMS, INC.


DATE: March 20, 2007                           By: /s/ Brian NeSmith
                                                   -----------------------------
                                                   Brian NeSmith
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)